                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 5, 2000


                             KEYSTONE PROPERTY TRUST
       (Exact Name of Registrant as Specified in its Declaration of Trust)




------------------------------------------- --------------------------------------- ------------------------------------------
                 Maryland                                  1-12514                                 84-1246585
             (State or Other                             (Commission                              (IRS Employer
             Jurisdiction of                             File Number)                          Identification No.)
              Incorporation)
------------------------------------------------------------------------------------------------------------------------------

                                         200 Four Falls Corporate Center, Suite 208
                                                 West Conshohocken, PA 19428

                                     (Address of Principal Executive Offices)(Zip Code)

------------------------------------------------------------------------------------------------------------------------------

                                     Registrant's telephone number, including area code:

                                                       (484) 530-1800

------------------------------------------------------------------------------------------------------------------------------

         In a Current Report on Form 8-K dated September 27, 1999 and filed with the Securities and Exchange Commission on October 12, 1999, Keystone Property Trust (the "Company") reported the completion on September 27, 1999 of the first phase of a three phase acquisition of entities owning 28 "big box" industrial facilities in New Jersey (the "Reckson Morris Industrial Portfolio"). On May 5, 2000 the Company completed the final two phases of the Reckson Morris Industrial Portfolio transaction and on May 19, 2000 the Company filed a Current Report on Form 8-K to report such event. The purpose of this filing is to report Item 7 information regarding the second and third phases of the Reckson Morris Industrial Portfolio. Defined terms herein are the same as indicated in the Current Report on Form 8-K filed on October 12, 1999 unless otherwise noted.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The audited statements of revenue and certain operating expenses of the Reckson Morris Industrial Portfolio-Phase II and III for the year ended December 31, 1999 and for the three-month period ended March 31, 2000 (unaudited) are included on pages F-17 to F-21.

(b)      PRO FORMA FINANCIAL INFORMATION

         Unaudited pro forma condensed consolidating financial information which reflects the Company's acquisition of interests in entities owning the Reckson Morris Industrial Portfolio--Phase II and III as of and for the three-month period ended March 31, 2000 and for the year ended December 31, 1999 are included on pages F-1 to F-16.

(c)      EXHIBITS

         23.1      Consent of Independent Public Accountants

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    KEYSTONE PROPERTY TRUST

Date:  July 17, 2000                By   /s/ Jeffrey E. Kelter
                                         ---------------------
                                         Jeffrey E. Kelter
                                         President and Chief Executive Officer

Date:  July 17, 2000                By   /s/ Timothy A. Peterson
                                         -----------------------
                                         Timothy A. Peterson
                                         Executive Vice President and
                                         Chief Financial Officer

Date:  July 17, 2000                By   /s/ Timothy E. Mckenna
                                         ----------------------
                                         Timothy E. McKenna
                                         Senior Vice President-Finance
                                         and Corporate Controller
                                         (Principal Accounting Officer)



                                         KEYSTONE PROPERTY TRUST

                                                   INDEX


I.  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    -  Pro Forma Condensed Consolidating Balance Sheet as of March 31, 2000 .......................... F-4

    -  Pro Forma Condensed Consolidating Statement of Operations for the
        three-month period ended March 31, 2000 ...................................................... F-5

    -  Pro Forma Condensed Consolidating Statement of Operations for the
        year ended December 31, 1999 ................................................................. F-6

    -  Notes to Management's Assumptions to Unaudited Pro Forma Condensed
        Consolidating Financial Information .......................................................... F-7


II. RECKSON MORRIS INDUSTRIAL PORTFOLIO--PHASE II AND III

    -  Report of Independent Public Accountants ...................................................... F-17

    -  Combined Statement of Revenue and Certain Expenses for the three-month period ended March 31, 2000 (unaudited) and year ended December 31, 1999 ............................ F-18

    -  Notes to Combined Statement of Revenue and Certain Expenses ................................... F-19


                             KEYSTONE PROPERTY TRUST

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         The following sets forth the unaudited pro forma condensed consolidating balance sheet at March 31, 2000 and the unaudited pro forma condensed consolidating statements of operations for Keystone Property Trust (the "Company") for the three months ended March 31, 2000 and the year ended December 31, 1999.

         The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The unaudited pro forma consolidating financial information is presented as if the following events occurred on March 31, 2000 for balance sheet purposes and on January 1, 1999 for purposes of the statements of operations:

         - The Company acquired the properties described in Note 1 to these pro forma financial statements.

         - The sale of 243 St. Nicholas Street on January 18, 2000 for approximately $930,000, the sale on May 2, 2000 of 18 Madison Road, 24 Madison Road, 26 Madison Road, and
                  535 Secaucus Road for approximately $8,100,000 and the sale of Six Johanna on April 11, 2000 for approximately $9,335,000.

         - The Company acquired the second and third phases of the Reckson Morris Industrial Portfolio, which consisted of six entities owning an aggregate of six warehouse buildings containing approximately 2.1 million square feet and approximately six acres of ground which can accommodate an additional 130,000 square feet of development. The total consideration for these phases (excluding 6 Joanna Court, which was acquired and simultaneously sold on April 11, 2000) was approximately $90 million, including closing costs. In accordance with the terms of the Contribution Agreement, ownership interests in these entities were contributed to Keystone Operating Partnership, L.P., the Company's operating partnership (hereafter referred to as the "Operating Partnership"), in exchange for the following:

                  - The issuance to Reckson Construction Group, Inc., Reckson Operating Partnership, L.P., Robert Morris, Joseph D. Morris and certain of their related entities of approximately $25.7 million of the Company's 9.75% Series C Convertible Preferred Units.

                  - Approximately $62.4 million of cash proceeds. The cash proceeds were financed with $59.0 million of fixed rate debt, which has an interest rate of 8.12% and matures in October 2005, and $4.6 million of net proceeds from the sales of 18 Madison Road, 24 Madison Road, 26 Madison Road, and 535 Secaucus Road.

                  - The assumption of obligations of approximately $1.9 million to complete certain improvements and pay certain leasing commissions related to the properties.

         The acquisition transactions described in Note 1 to these pro forma financial statements were accounted for in the pro forma financial statements using the purchase method of accounting.

         The statements contained in this filing may include forward-looking statements within the meaning of the Federal Securities Law. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

                             KEYSTONE PROPERTY TRUST

      PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF MARCH 31, 2000

                            (UNAUDITED--IN THOUSANDS)



                                                       The Company       Pro Forma           Pro Forma          The Company
                                                       Historical         Events            Adjustments          Pro Forma
                                                       ----------        ----------         -----------          ---------

                   ASSETS

Investments in real estate, net                     $    865,897       $        82,288(A)   $           ---      $     948,185
Investment in management company                           5,651                   ---                  ---              5,651

Cash and cash equivalents                                  3,292                   272(A)               ---              3,564

Restricted cash                                            3,842                   ---                  ---              3,842
Accounts and other receivables                             6,454                   ---                  ---              6,454
Other assets, net                                         20,349                   315(A)               ---             20,664
                                                      ----------         -------------          -----------        -----------
Total assets                                        $    905,485       $        82,875      $           ---      $     988,360
                                                    ============       ===============      ===============      =============

     LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:

   Mortgage notes payable and other debt            $    548,572       $        57,201(A)   $           ---      $     605,773
   Accrued expenses and other liabilities                 19,111                   ---                  ---             19,111

Minority interest                                         96,814                   ---               (8,093)(C)         88,721
Convertible Preferred Units                               54,621                25,674(A)               ---             80,295
Convertible Redeemable Preferred Stock                       ---                19,923(B)               ---             19,923

Shareholders' equity:
   Preferred Stock                                             3                   ---                  ---                  3
   Common stock                                                9                   ---                  ---                  9
   Warrants                                                  ---                   ---                  ---                ---
   Additional paid-in capital                            184,740               (19,923)(B)            8,093(C)         172,910
Cumulative net income                                     22,565                   ---                  ---             22,565
Cumulative dividends                                     (20,950)                  ---                  ---            (20,950)
                                                      -----------        -------------      ---------------        ------------
   Total shareholders' equity                            186,367               (19,923)               8,093            174,537
                                                      ----------         -------------      ---------------        -----------
   Total liabilities and shareholders' equity       $    905,485       $        82,875                  ---      $     988,360
                                                    ============       ===============      ===============      =============


                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                                 2000 Property Acquisitions
                                                                                           The   ---------------------------
                                                      The Company        2000           Company     Historical    Pro Forma
                                                       Historical    Dispositions(a)  As Adjusted  Operations(b) Adjustments
                                                       ----------    --------------- ------------ -------------- -----------


REVENUE:

   Rents                                               $   25,075    $     (334)     $   24,741   $  1,873       $   ---
   Reimbursement revenue and other income                   3,481           (49)          3,432        318           ---
                                                       ----------    -----------     ----------   --------       -------
         Total revenue                                     28,556          (383)         28,173      2,191           ---

OPERATING EXPENSES:

   Property operating expenses                              6,012          (144)          5,868        516           (78)(c)
   General and administrative                               1,073           ---           1,073        ---           ---
   Interest                                                10,332           ---          10,332        ---           978(c)
   Depreciation                                             4,708           ---           4,708        ---           388(c)
                                                       ----------   -----------     -----------   --------       ----------
         Total operating expenses                          22,125          (144)         21,981        516         1,288

INCOME (LOSS) BEFORE EQUITY IN LOSSES FROM
   INVESTMENT IN MANAGEMENT COMPANY, GAINS ON SALES
   OF ASSETS, DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                               6,431          (239)          6,192      1,675        (1,288)

EQUITY IN INCOME (LOSSES) FROM INVESTMENT IN
   MANAGEMENT COMPANY                                         249           ---             249        ---           ---

GAINS ON SALE OF ASSETS                                       140           ---             140        ---          (140)(d)
                                                       ----------    ----------      ----------   --------       -----------

INCOME (LOSS) BEFORE DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES                            6,820          (239)          6,581      1,675        (1,428)

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                     (1,317)          ---          (1,317)       ---          (626)(e)
                                                       -----------   ----------      -----------  --------       -----------

INCOME (LOSS) BEFORE MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES                            5,503          (239)          5,264      1,675        (2,054)

MINORITY INTEREST                                          (1,628)          ---          (1,628)       ---           254(f)
                                                       -----------   ----------      -----------  --------       ----------

NET INCOME                                                  3,875          (239)          3,636      1,675        (1,800)
NET INCOME ALLOCATED TO PREFERRED SHARES                   (1,930)          ---          (1,930)       ---           ---
                                                       -----------   ----------      -----------  --------       -------

NET INCOME ALLOCATED TO COMMON SHARES                  $    1,945    $     (239)     $    1,706   $  1,675       $(1,800)
                                                        =========     ==========      =========    =======        =======

BASIC EARNINGS PER COMMON SHARE                        $     0.21
                                                        =========

DILUTED EARNINGS PER COMMON SHARES                     $     0.21
                                                        =========

WEIGHTED AVERAGE SHARES
    OUTSTANDING--BASIC                                  9,067,959
                                                        =========

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING--DILUTED                               16,682,329
                                                       ==========





                                                        The Company
                                                          Pro Forma
                                                        -----------
REVENUE:

   Rents                                                $   26,614
   Reimbursement revenue and other income                    3,750
                                                        ----------
         Total revenue                                      30,364

OPERATING EXPENSES:

   Property operating expenses                               6,306
   General and administrative                                1,073
   Interest                                                 11,310
   Depreciation                                              5,096
                                                        ----------
         Total operating expenses                           23,785

INCOME (LOSS) BEFORE EQUITY IN LOSSES FROM
   INVESTMENT IN MANAGEMENT COMPANY, GAINS ON SALES
   OF ASSETS, DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                                6,579

EQUITY IN INCOME (LOSSES) FROM INVESTMENT IN
   MANAGEMENT COMPANY                                          249

GAINS ON SALE OF ASSETS                                        ---
                                                        ----------

INCOME (LOSS) BEFORE DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES                             6,828

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                      (1,943)
                                                        -----------

INCOME (LOSS) BEFORE MINORITY INTEREST AND INCOME
   ALLOCATED TO PREFERRED SHARES                             4,885

MINORITY INTEREST                                           (1,374)
                                                        -----------

NET INCOME                                                   3,511
NET INCOME ALLOCATED TO PREFERRED SHARES                    (1,930)
                                                        -----------

NET INCOME ALLOCATED TO COMMON SHARES                  $     1,581
                                                         =========

BASIC EARNINGS PER COMMON SHARE                        $      0.17
                                                         ==========

DILUTED EARNINGS PER COMMON SHARE                      $      0.17
                                                         =========

WEIGHTED AVERAGE SHARES
    OUTSTANDING--BASIC                                   9,091,941
                                                         =========

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING--DILUTED                                 16,749,518
                                                         ==========




              The accompanying notes and management's assumptions
                   are an integral part of this statement.

                             KEYSTONE PROPERTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 1999

           (UNAUDITED--IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                        1999 Events                           2000 Events
                                                                 --------------------------            --------------------------
                                                       The                                              Historical
                                                     Company      Historical    Pro Forma              Operations     Pro Forma
                                                     Historical   Operations   Adjustments  Subtotal       (g)       Adjustments
                                                     ----------   ------------ -----------  --------       --        -----------


REVENUE:

     Rents                                            $ 75,769    $  20,743(a)  $    285(c)  $96,797    $  4,613           ---
     Reimbursement revenue and other income              8,757        2,971(a)       ---      11,728         864           ---
                                                      --------    ------------  --------     -------    --------       -------
         Total revenue                                  84,526       23,714          285     108,525       5,477           ---

OPERATING EXPENSES:

     Property operating expenses                        18,144        3,837(a)      (336)(c)  21,645       1,104          (239)(h)
     General and administrative                          3,650          ---          200(d)    3,850         ---           ---
     Interest                                           30,307          ---        9,180(c)   39,487         ---         3,910(f)
     Depreciation and amortization                      16,359          ---        4,799(c)   21,158         ---         1,538(h)
                                                      --------    ---------     -----------  -------    --------       ----------
         Total operating expenses                       68,460        3,837       13,843      86,140       1,104         5,209

INCOME (LOSS) BEFORE EQUITY IN LOSSES FROM
   INVESTMENT IN MANAGEMENT COMPANY, GAINS ON
   SALES OF ASSETS, DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                           16,066       19,877      (13,558)     22,385       4,373        (5,209)

EQUITY IN INCOME LOSSES FROM INVESTMENT IN
MANAGEMENT COMPANY                                         (62)         ---          ---         (62)        ---           ---

GAINS ON SALES OF ASSETS                                 1,284       (1,284)(b)      ---         ---         ---           ---
                                                      --------    ------------- --------     -------    --------       -------

INCOME (LOSS) BEFORE DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS AND MINORITY INTEREST                     17,288       18,593      (13,558)     23,323       4,373        (5,209)

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                  (2,040)         ---       (3,151)(e)  (5,191)        ---        (2,503)(i)
                                                      ---------   ---------     ------------ --------   --------       -----------

INCOME (LOSS) BEFORE MINORITY INTEREST AND INCOME
ALLOCATED TO PREFERRED SHARES                           15,248       18,593      (16,709)     17,132       4,373        (7,712)

MINORITY INTEREST                                       (5,592)         ---          ---      (5,592)        ---         2,766(j)
                                                      ---------   ---------     --------     --------   --------       ----------
NET INCOME                                               9,656       18,593      (16,709)     11,540       4,373        (4,946)

NET INCOME ALLOCATED TO PREFERRED SHARES                (3,328)         ---       (4,387)(f)  (7,715)        ---           ---
                                                      ---------   ---------     ------------ --------   --------       -------

NET INCOME ALLOCATED TO COMMON SHARES                 $  6,328    $  18,593     $(21,096)    $ 3,825    $  4,373       $(4,946)
                                                      ========    =========     =========    =======    ========       ========

BASIC EARNINGS PER COMMON SHARE                       $    0.83
                                                      =========

DILUTED EARNINGS PER COMMON SHARE                     $    0.80
                                                      =========

WEIGHTED AVERAGE SHARES
    OUTSTANDING--BASIC                                7,622,010
                                                     ==========

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING--DILUTED                             14,810,817
                                                     ==========





                                                       The
                                                     Company
                                                     Pro Forma
                                                     ---------


REVENUE:

     Rents                                          $  101,410
     Reimbursement revenue and other income             12,592
                                                     ---------
         Total revenue                                 114,002

OPERATING EXPENSES:

     Property operating expenses                        22,510
     General and administrative                          3,850
     Interest                                           43,397
     Depreciation and amortization                      22,696
                                                     ---------
         Total operating expenses                       92,453

INCOME (LOSS) BEFORE EQUITY IN LOSSES FROM
   INVESTMENT IN MANAGE-MENT COMPANY, GAINS ON
   SALES OF ASSETS, DISTRIBUTIONS TO PREFERRED
   UNITHOLDERS, MINORITY INTEREST, AND INCOME
   ALLOCATED PREFERRED SHARES                           21,549

EQUITY IN INCOME LOSSES FROM INVESTMENT IN
MANAGEMENT COMPANY                                         (62)

GAINS ON SALES OF ASSETS                                   ---
                                                     ---------

INCOME (LOSS) BEFORE DISTRIBUTIONS TO PREFERRED
  UNITHOLDERS AND MINORITY INTEREST                     21,487

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                  (7,694)
                                                     ----------

INCOME (LOSS) BEFORE MINORITY INTEREST AND INCOME
ALLOCATED TO PREFERRED SHARES                           13,793

MINORITY INTEREST                                       (2,826)
                                                     ----------

NET INCOME                                              10,967

NET INCOME ALLOCATED TO PREFERRED SHARES                (7,715)
                                                     ----------

NET INCOME ALLOCATED TO COMMON SHARES                $   3,252
                                                     =========

BASIC EARNINGS PER COMMON SHARE                      $     0.35
                                                     ==========

DILUTED EARNINGS PER COMMON SHARE                    $     0.35
                                                     ==========

WEIGHTED AVERAGE SHARES
    OUTSTANDING--BASIC                                9,091,941
                                                    ===========

WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING--DILUTED                             16,749,518
                                                    ===========


                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


1. BASIS OF PRESENTATION

         Keystone Property Trust (the "Company") is a self-administered and self-managed equity real estate investment trust is organized in the state of Maryland. As of July 13, 2000, the Company owned 99 industrial and 35 office properties aggregating approximately 18.5 million and 2.3 million square feet, respectively and an investment in a direct financing lease. The Company is the sole general partner of Keystone Operating Partnership, L.P. (the "Operating Partnership") and as of March 31, 2000, owned approximately 56% of the Operating Partnership.

         These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the BMG Property, the Polyfoam Properties, the Lemoyne Property, the Reckson Morris Industrial Portfolio and the Reckson Morris Industrial Portfolio--Phase II and III. In management's opinion, all adjustments necessary to reflect the acquisitions of the BMG Property, the Polyfoam Properties, the Lemoyne Property, the Reckson Morris Industrial Portfolio and the Reckson Morris Industrial Portfolio-Phase II and III have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period January 1, 1999, through the earlier of the respective acquisition date or March 31, 2000 or December 31, 1999. Operating results from those dates forward are included in the historical results of the Company.

2. ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET AT MARCH 31, 2000

   (A) Reflects the Company's recent property acquisitions and dispositions as follows (in 000's):


                                     Cost                                    Consideration
                               ----------------- ----------------------------------------------------------------------
                                                                                                       Series C
                                                                                                     Convertible
Acquisition                     Purchase Price   Mortgage Debt       Cash         Other Assets     Preferred Units
-----------                     --------------   -------------       ----         ------------    ------------------


Reckson Morris Industrial
  Portfolio--Phase II and III  $      90,144     $     60,197   $     (4,588)   $          315    $          25,674

Dispositions
------------

18, 24, 26 Madison Road
  and 535 Secaucus Road               (7,856)          (2,996)         4,860               ---                  ---
                               --------------    -------------  ------------    --------------    -----------------
         Total                 $      82,288     $     57,201   $        272               315               25,674
                               =============     ============   ============    ==============    =================


                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

   (B)   In accordance with the terms of the Contribution Agreement
         (dated as of August 6, 1999), ROP, the successor to RMIT, is able to redeem any aggregate amount of Convertible Preferred Stock or Convertible Preferred Units which is outstanding and in excess of $40.0 million. As a result of the closing of Phase II and III of the RMIT transaction, approximately $19.9 million of Convertible Preferred Stock and Convertible Preferred Units issued in Phases I through III of the RMIT transaction is redeemable. This adjustment reflects the reclassification of $19.9 million of Convertible Preferred Stock as Convertible Redeemable Preferred Stock.

   (C) Adjustment to reflect the Company's 53.5% ownership of the Operating Partnership after the consummation of the Reckson Morris Industrial Portfolio--Phase II and III acquisitions.



3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
   OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

   (a)   2000 DISPOSITIONS

         On January 18, 2000, the Company sold 243 St. Nicholas Avenue. This 15,000 square foot office building was sold for approximately $930,000 and resulted in a gain of $140,000.

         On April 11, 2000, the Company simultaneously acquired and disposed of 6 Joanna Court. This property was acquired for approximately $8.6 million and was sold for approximately
         $9.3 million which resulted in a gain of approximately $700,000.

         On May 2, 2000, the Company sold four industrial buildings
         (18 Madison Road, 24 Madison Road, 26 Madison Road, and
         535 Secaucus Road) in New Jersey. These assets which totaled 243,095 square feet were sold for gross proceeds of $8,100,000 and resulted in a loss of approximately $170,000.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



                                                                           (In 000's)
                                      --------------------------------------------------------------------------------------
                                                          REVENUE                                 OPERATING EXPENSES
                                      -------------------------------------------------    ---------------------------------
                                                          Tenant
                                       Minimum       Reimbursements                        Property Operating
                                        Rent        and Other Income          Total        and Other Expenses    Subtotal
                                        ----        ----------------          -----        ------------------    --------


         243 St. Nicholas             $         4   $                1     $       5       $         2          $        3
         18 Madison Road                       24                    5            29                 6                  23
         24 Madison Road                       58                   12            70                13                  57
         26 Madison Road                       44                    9            53                12                  41
         535 Secaucus Road                     90                   22           112                36                  76
         6 Joanna Court                       114                  ---           114                75                  39
                                      -----------   ------------------     ---------       -----------          ----------
                  TOTAL               $       334   $               49     $     383       $       144          $      239
                                      ===========   ==================     =========       ===========          ==========


   (b) 2000 EVENTS--HISTORICAL OPERATIONS:

       Reflects the historical operations of the Reckson Morris
       Industrial Portfolio--Phases II and III through the earlier of the respective acquisition dates, or March 31, 2000. Operating results from those dates forward are included in the historical results of the Company.



                                                                           (In 000's)
                                      --------------------------------------------------------------------------------------
                                                          REVENUE                                 OPERATING EXPENSES
                                      -------------------------------------------------    ---------------------------------
                                                         Tenant                            Property Operating
                                       Minimum      Reimbursements                          And Other
        Acquisition                     Rent        and Other Income       Total             Expenses           Subtotal
        -----------                     ----        ----------------       -----             --------           --------


    Reckson Morris Industrial
    Portfolio--Phases II and III      $     1,873   $           318     $        2,191     $           516     $    1,675
                                      ===========   ===============     ==============     ===============     ==========



   (c) 2000 PRO FORMA ADJUSTMENTS:

       Reflects the Company's pro forma adjustments relative to the sale of 243 St. Nicholas Street, 18 Madison Road, 24 Madison Road, 26 Madison Road, 535 Secaucus Road and the acquisitions of the Reckson Morris Industrial Portfolio--Phases II and III for the three months ended March 31, 2000.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT




                                                                        (In 000's)
                        -----------------------------------------------------------------------------------------------------------
                                        REVENUE                                           OPERATING EXPENSES
                        -----------------------------------------    --------------------------------------------------------------
                                          Tenant                         Property
                         Minimum      Reimbursements                  Operating and     Interest    Depreciation and
                           Rent      and Other Income    Total        Other Expenses   Expense(i)   Amortization(ii)      Total
                           ----      ----------------    -----        --------------   -------      ------------          -----


243 St. Nicholas        $     ---    $        ---      $    ---      $       ---       $            $         (1)      $      (1)
18 Madison Road                                                                              (11)             (6)            (17)
24 Madison Road                                                                              (26)            (11)            (37)
26 Madison Road                                                                              (22)             (9)            (31)
535 Secaucus Road                                                                                            (20)            (20)
Amortization of
 deferred finance
 costs                                                                                       31                              31
Reckson Morris
 Industrial Portfolio--
 Phases II and III                                                           (78)(iii)     1,006             435           1,363
                        ---------     -----------        ------        ---------------   -------      ----------       ---------
                        $     ---    $        ---      $    ---      $       (78)(iii) $     978    $        388       $   1,288
                        =========    ============      ========      ================= =========    ============       =========


                  Footnotes:
                  ---------

                  (i)      Pro forma interest expense is presented
                           assuming an effective rate of 8.0% on borrowings or repayments under the Company's $150 million revolving credit facility (the "Credit Facility"). Interest on mortgage debt from the Reckson Morris Industrial Portfolio-Phases II and III is shown net of capitalized interest of $216,000 for properties acquired which were under construction. Also included in interest expense is the amortization of deferred finance fees of $31,000 related to the financing of the Reckson Morris Industrial Portfolio--Phases II and III.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years. Depreciation expense is not presented on properties not yet placed in service as of March 31, 2000.

                  (iii) Adjustment to reduce management fees to the actual management fee levels as a result of the Company's acquisition.

   (d) To reflect the pro forma adjustment deducting the $140,000 gain on sale for the 243 St. Nicholas property which was sold on January 18, 2000, and is included in the historical operating results of the Company.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT


         (e) To reflect the preferred distributions on 1,026,958 Series C Convertible Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio--Phases II and III. These units have an aggregate liquidation value of approximately $25.7 million and are entitled to a preferred distribution at a rate equal to 9.75%, and are convertible into Common Shares at a conversion price of $16.00.

         (f) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.5% of the Operating Partnership after the consummation of acquisition of the Reckson Morris Industrial Portfolio-- Phases II and III. The adjustment to record the income effect of the minority interest share for the three months ended March 31, 2000 in the pro forma statement of operations was computed as follows (in 000's):




                  Pro forma Revenue                                                    $   30,364

                  Pro forma Operating Expenses                                            (23,785)

                  Pro forma Preferred Dividends and Distributions                          (3,873)

                  Pro forma Equity in Income from Equity Investment                           249
                                                                                  ---------------

                  Pro forma Income before Minority Interest                            $    2,955
                                                                                  ===============

                  Minority Interest (46.5%)                                            $    1,374

                  Minority Interest at March 31, 2000                                       1,628
                                                                                  ---------------

                  Adjustment Required                                                  $      254
                                                                                  ===============


4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

         (a)      1999 EVENTS--HISTORICAL OPERATIONS:

                  Reflects the historical operations of the BMG Property, Polyfoam Properties--Phases I and II, 10th Street-Office Works Building, One Park Place, the Reckson Morris Industrial Portfolio, the Lemoyne Property, the Hidden Lake Facility, and the 21 Roadway Property for the year ended December 31, 1999. Also reflected is the elimination of the historical operations of the Urban Farms Shopping Center which was sold by the Company in March 1999.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



                                                                      (In 000's)
                                   ----------------------------------------------------------------------------------
                                                         REVENUE                        OPERATING EXPENSES
                                   -------------------------------------------------   ----------------------
                                                           Tenant                         Property
Acquisition/                                           Reimbursements                   Operating And
Disposition                            Minimum Rent   and Other Income   Subtotal      Other Expenses     Total
-----------                            ------------   ----------------   --------      --------------     -----


BMG Property                          $       250     $             3   $      253     $           3   $    250
Polyfoam Properties--Phase I and II           590                   4          594                 4        590
10th Street-Office Works Building             104                 ---          104                 4        100
One Park Place                              2,749                 602        3,351               948      2,403
Reckson Morris Industrial Portfolio        13,292               2,103       15,395             2,591     12,804
Urban Farms Shopping Center                  (276)                (51)        (327)             (152)      (175)
Lemoyne Property                            2,207                 310        2,517               324      2,193
Hidden Lake Facility                          505                 ---          505                20        485
21 Roadway Property                         1,322                 ---        1,322                95      1,227
                                      -----------     ---------------   ----------     -------------   --------
         Total                        $    20,743     $         2,971   $   23,714     $       3,837   $ 19,877
                                      ===========     ===============   ==========     =============   ========



         (b) To reflect the pro forma adjustment deducting the $1,284,000 gain on sale for Urban Farms Shopping Center which was sold in March 1999.

         (c)      1999 PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the acquisitions of the BMG Property, Polyfoam Properties-- Phases I and II, 10th Street-Office Works Building,
                  One Park Place, the Reckson Morris Industrial Portfolio, the Lemoyne Property, the Hidden Lake Facility, and the
                  21 Roadway Property for the year ended December 31, 1999. Also reflected is a pro forma adjustment to eliminate the interest expense associated with the Urban Farms Shopping Center which was sold by the Company in March 1999.



                                                                    (In 000's)
                       -----------------------------------------------------------------------------------------------------
                                      REVENUE                                        OPERATING
                                                                                     EXPENSES
                      -----------------------------------------  -----------------------------------------------------------
                                        Tenant                       Property
Acquisition/           Minimum      Reimbursements                 Operating and    Interest   Depreciation and
Disposition              Rent      and Other Income  Subtotal     Other Expenses   Expense(i)  Amortization(ii)    Total
-----------              ----      ----------------  --------     --------------   ----------  -----------------   -----


BMG Property          $     ---   $         ---      $    ---    $       ---        $    90    $          56     $     146
Polyfoam Properties--
 Phase I and II             ---             ---           ---            ---            217              234           451
10th Street-Office
 Works Building             ---             ---           ---            ---             69              399           468
One Park Place              ---             ---           ---            ---            490              301           791
Reckson Morris
 Industrial Portfolio       ---             ---           ---           (336)(iii)    5,480            2,768         7,912
Urban Farms (iv)            ---             ---           ---            ---            (90)(iv)         ---           (90)
Lemoyne Property            ---             ---           ---            ---          1,752              576         2,328
Hidden Lake
 Property                   ---             ---           ---            ---            309              103           412
21 Roadway
 Property                   285(v)          ---           285            ---            863              362           940
                      -------------------------      --------    -----------       --------    -------------     ---------
         Total        $     285   $         ---      $    285    $      (336)      $  9,180    $       4,799     $  13,358
                      =========   =============      ========    ============      ========    =============     =========


                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

                  Footnotes:

                  (i) Pro forma interest expense is presented assuming an effective rate of 8.0% on borrowings under the Company's $150 million revolving credit facility (the "Credit Facility"), and interest rates on assumed mortgage debt ranging from 6.88% to 8.75%. Interest on mortgage debt from the Reckson Morris Industrial Portfolio is shown net of approximately $920,000 in interest capitalized on land under development.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years.

                  (iii) Adjustment to reduce management fees to the actual management fee levels as a result of the Company's acquisition.

                  (iv) Pro forma interest savings from the sale of Urban Farms Shopping Center on March 26, 1999. Approximately $5.5 million of proceeds were utilized to repay Credit Facility borrowings which this property had secured.

                  (v) Adjustment to reflect additional rent associated with a lease executed by the seller with the tenant prior to the Company's acquisition of this property.

         (d) To reflect additional general and administrative expense associated with the Company's management of the acquired properties.

         (e)      To reflect the preferred distributions on:

                  (i) the 1,434,136 Series C Convertible Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred Units have an aggregate liquidation value of approximately $35.9 million and are entitled to a preferred distribution at a rate equal to 9.75%.

                  (ii) the 450,700 Series D Convertible Preferred Units issued as partial consideration in the acquisition of One Park Place. These Convertible Preferred Units have an aggregate liquidation value of approximately $11.3 million and are entitled to a preferred dividend at a rate equal to 9%.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

         (f)      To reflect the income allocated to:

                  (i) the 1,600,000 shares of Series B Convertible Preferred Stock issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio. These Convertible Preferred shares have a liquidation value of $40,000,000, and are entitled to a preferred dividend at a rate equal to 9.75%.

                  (ii) the 800,000 shares of Series C Convertible Preferred Stock issued to the Investors. These Convertible Preferred shares have a liquidation value of $20,000,000, and entitled to a preferred dividend at a rate equal to 9.75%.


         (g)      2000 EVENTS--HISTORICAL OPERATIONS:

                  Reflects the historical operations of 243 St. Nicholas, 18 Madison Road, 24 Madison Road, 26 Madison Road,
                  535 Secaucus Road, and the Reckson Morris Industrial Portfolio--Phases II and III.

                  On April 11, 2000, the Company simultaneously acquired and disposed of 6 Joanna Court. This property was acquired for approximately $8.6 million, and was sold for net proceeds of approximately $9.3 million and resulted in a gain of approximately $700,000.



                                                                    (In 000's)
                                   -----------------------------------------------------------------------------
                                                     REVENUE                          OPERATING EXPENSES
                                  -----------------------------------------------  --------------------------
                                                       Tenant                          Property
Acquisition/                                       Reimbursements                   Operating And
Disposition                        Minimum Rent   and Other Income    Subtotal      Other Expenses     Total
-----------                        ------------   ----------------    --------      --------------     -----


243 St. Nicholas                  $       (78)    $           (24)  $     (102)    $         (20)   $    (82)
18 Madison Road                           (72)                (20)         (92)              (24)        (68)
24 Madison Road                          (226)                (44)        (270)              (50)       (220)
26 Madison Road                          (170)                (40)        (210)              (52)       (158)
535 Secaucus Road                        (314)               (104)        (418)             (140)       (278)
6 Joanna Court                           (228)                ---         (228)             (115)       (113)
Reckson Morris Industrial
  Portfolio--Phases II and III          5,701               1,096        6,797             1,505       5,292
                                  -----------     ---------------   ----------     -------------    --------
         Total                    $     4,613     $           864   $    5,477     $       1,104    $  4,373
                                  ===========     ===============   ==========     =============    ========



         (h)      2000 EVENTS--PRO FORMA ADJUSTMENTS:

                  Reflects the Company's pro forma adjustments relative to the 243 St. Nicholas, 18 Madison Road, 24 Madison Road,
                  26 Madison Road, 535 Secaucus Road, and the Reckson Morris Industrial Portfolio--Phases II and III.

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT



                                                                    (In 000's)
                       -----------------------------------------------------------------------------------------------------
                                      REVENUE                                        OPERATING EXPENSES
                       ----------------------------------------  -----------------------------------------------------------
                                        Tenant                       Property
Acquisition/           Minimum      Reimbursements                 Operating And    Interest   Depreciation and
Disposition              Rent      and Other Income  Subtotal     Other Expenses   Expense(i)  Amortization(ii)    Total
------------             ----      ----------------  --------     --------------   ----------- -----------------   -----


243 St. Nicholas      $     ---   $         ---      $    ---    $       ---        $     ---  $         (19)    $     (19)
18 Madison Road                                                                           (46)           (24)          (70)
24 Madison Road                                                                          (104)           (46)         (150)
26 Madison Road                                                                           (90)           (35)         (125)
535 Secaucus Road                                                                         ---            (81)          (81)
First Union Deferred
 Finance Costs                                                                            126            ---           126
Reckson Morris
 Industrial Portfolio
 Phases II and III                                                      (239)(iii)      4,024          1,743         5,528
                      ---------   -------------      --------    ----------------- ----------  -------------     ---------
         Total        $     ---   $         ---      $    ---    $      (239)      $    3,910  $       1,538     $   5,209
                      =========   =============      ========    ============      ==========  =============     =========



         Footnotes:
         ---------

                  (i) Pro forma interest expense and savings is presented assuming an effective rate of 8.0% on borrowings or repayments under the Company's $150 million revolving credit facility (the "Credit Facility"). Interest on mortgage debt from the Reckson Morris Industrial Portfolio--Phases II and III is shown net of capitalized interest of $863,000 for properties acquired which were under construction. Also included in interest expense is the amortization of deferred finance fee of $126,000 related to the financing of the Reckson Morris Industrial Portfolio--Phases II and III.

                  (ii) Pro forma depreciation expense is presented assuming a useful life of 35 years. No depreciation expense is presented on properties not yet placed in service.

                  (iii) Adjustment to reduce management fees to the actual management fee levels as a result of the Company's acquisition.

         (i) To reflect preferred distributions on 1,026,958 units of Series C Convertible Preferred Units issued as partial consideration in the acquisition of the Reckson Morris Industrial Portfolio--Phases II and III. These units have an aggregate liquidation value of approximately $25.7 million and are entitled to a preferred distribution at a rate equal to 9.75%, and are convertible into Common Shares at a conversion price of $16.00.

         (j) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 53.5% of the Operating Partnership after the consummation of the Reckson Morris Industrial Portfolio transaction--Phases II and III. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1999 in the pro forma statement of operations was computed as follows:

                             KEYSTONE PROPERTY TRUST

                 NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT




         Pro forma Revenue                                              $         114,002

         Pro forma Operating Expenses                                            (92,453)

         Pro forma Preferred Dividends and Distributions                         (15,409)

         Pro forma Equity in Loss from Equity Investments                            (62)
                                                                        -----------------

         Pro forma Income before Minority Interest                      $           6,078
                                                                        =================

         Minority Interest (46.5%)                                                  2,826

         Minority Interest at December 31, 1999                                     5,592
                                                                        -----------------

         Adjustment Required                                            $           2,766
                                                                        =================


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Keystone Property Trust:

         We have audited the accompanying combined statement of revenue and certain expenses of Reckson Morris Industrial Portfolio--Phase II and Phase III (the "Portfolio") for the year ended December 31, 1999. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of Keystone Property Trust as described in Note 1 and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

         In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Reckson Morris Industrial Portfolio--Phase II and III for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                       /s/  Arthur Andersen, LLP


Philadelphia, Pa.,
   June 15, 2000

              RECKSON MORRIS INDUSTRIAL PORTFOLIO--PHASE II AND III

           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)


                                                                  For the Three Months          For the Year Ended
                                                                  Ended March 31, 2000          December 31, 1999
                                                                ----------------------          ------------------
                                                                      (unaudited)


REVENUE:
   Minimum rent (Note 2)                                        $         1,873,000           $        5,701,000
   Tenant reimbursements                                                    318,000                    1,096,000
                                                                -------------------           ------------------

         Total revenue                                                    2,191,000                    6,797,000
                                                                -------------------           ------------------

CERTAIN EXPENSES:
   Maintenance and other operating expenses                                  93,000                       71,000
   Management fees                                                           86,000                      259,000
   Real estate taxes                                                        332,000                    1,155,000
   Insurance                                                                  5,000                       20,000
                                                                -------------------           ------------------

         Total certain expenses                                             516,000                    1,505,000
                                                                -------------------           ------------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                           $         1,675,000           $        5,292,000
                                                                ===================           ==================



    The accompanying notes are an integral part of this financial statement.

              RECKSON MORRIS INDUSTRIAL PORTFOLIO--PHASE II AND III

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1999


1.   BASIS OF PRESENTATION:

         The statement of revenue and certain expenses reflects the operations of Reckson Morris Industrial Portfolio--Phase II and III (the "Portfolio"). The Phase I properties were acquired by Keystone Property Trust (the "Company") in September 1999. Phase II and III properties were acquired in April (Six Joanna Court) and May 2000. The Phase II and III properties and their respective owners are identified in the following table:

PHASE II AND III PROPERTIES (AS OF DECEMBER 31, 1999):


                                                                                                             Aggregate
                                                                                                            Net Rentable
     Property Address               Location                   Type                 Owner                      Sq. Ft.
     ----------------               --------                   ----                 -----                   ------------


400 Cabot Drive              Hamilton Township, NJ           Operating        Reckson/Matrix
                                                                              Cabot Drive J.V.                       585,510

Four Applegate Drive         Washington, NJ                  Operating        Reckson/Matrix
                                                                              7A Venture                              265,000

Five Henderson Road          West Caldwell, NJ               Operating        Reckson Operating
                                                                              Partnership, L.P.                       210,530

Nixon Park                   Edison, NJ                      Operating        Reckson Morris Operating,
                                                                              Partnership, L.P.                       851,907

Six Joanna Court             East Brunswick, NJ              Operating        Reckson Morris Operating,
                                                                              Partnership, L.P.                       214,000

30 Stults Road               South Brunswick, NJ             Development      Reckson Morris Operating,
                                                                              Partnership, L.P.                       64,285
                                                                                                              --------------

                                                                                                                    2,191,232
                                                                                                              ===============


         The property in development at December 31, 1999 had not generated revenue or incurred expenses during the year ended December 31, 1999 or the period through March 31, 2000.

         This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

         The accounting records of the Portfolio are maintained on an accrual basis. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Portfolio.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

         The combined statement of revenue and certain expenses for the three months ended March 31, 2000 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.       OPERATING LEASES:

         Minimum rent presented for the year ended December 31, 1999 includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1999 was $503,000 and for the three months ended March 31, 2000 was $153,000 (unaudited).

         The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 1999:



               Property                               Tenant                      Minimum Rent
---------------------------------       ---------------------------------       -----------------------


400 Cabot Drive                         Nestle Food Company                  $      2,683,000
Four Applegate Drive                    C&I Promotions, Inc.                        1,365,000
Five Henderson Road                     Vestcom Mid-Atlantic, Inc.                    834,000


         The Nestle Food Company lease expires December 31, 2000.

         The Portfolio is leased to tenants under operating leases with expiration dates extending to 2014. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 1999 are as follows:



                  2000                             $ 8,060,000
                  2001                               5,800,000
                  2002                               5,800,000
                  2003                               5,869,000
                  2004                               5,995,000
                  2005 and thereafter               31,627,000


3.       RELATED PARTY TRANSACTIONS:

         The Portfolio paid management fees of $259,000 and $86,000 (unaudited) to Reckson Morris Management Inc., a related party, representing 5% of base rental revenue for various properties as of December 31, 1999 and March 31, 2000, respectively.

4.       SUBSEQUENT EVENTS:

         On April 11, 2000 the Company simultaneously purchased and sold Six Joanna Court for a total purchase price of $8,600,000 and a sale price of approximately $9,300,000. Revenue for this property included in the above statements for December 31, 1999 and March 31, 2000 was $228,000 and $114,000 (unaudited), respectively. Expenses for this property included in the above statements for December 31, 1999 and March 31, 2000 were $115,000 and $75,000 (unaudited) respectively.

         On May 5, 2000 the Company purchased the remaining properties in the Portfolio for a total purchase price of approximately $90 million consisting of approximately $25.7 million consisting of convertible preferred units of interest in the Company's operating partnership, cash and the assumption of certain liabilities aggregating approximately $1.9 million.